Exhibit 99.3 Identiv Identiv IoT IoT Investor Investor Presentation Presentation April 3, 2024 2024 1

Safe Harbor Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of management of Identiv and can be identified by words such as “anticipate,” “believe,” “continue,” “plan,” “will,” “intend,” “expect,” “outlook,” and similar references to the future. Any statement that is not a historical fact, including statements regarding: Identiv’s strategy, opportunities, vision, mission, focus and goals, including plans to implement a software and services (data analytics) strategy, transition to lower- cost production facilities, market and rebrand its IoT business, and enhance teams in sales, product, engineering and operations; Identiv’s beliefs regarding its competitive position in the markets and industries in which it operates, including RFID total addressable market; expected market use cases of products; product pipeline and development; expectations with respect to the use of data and analytics; expected benefits of the transaction; expected amount and use of proceeds from the transaction, including to pursue inorganic and organic growth opportunities; the approximate value of the assets being sold; the terms and conditions related to the transaction, including regulatory and stockholder approvals, and terms of the transaction services agreement; the timing of the closing of the transaction; and expectations with respect to the change in management following the completion of the transaction, including expected benefits thereof. Forward-looking statements are only predictions and are subject to a number of risks and uncertainties, many of which are outside Identiv’s control, which could cause actual results to differ materially and adversely from those expressed in any forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals from Identiv’s stockholders or regulatory approvals are not obtained; the assumptions underlying the calculation of the assets being sold; the assumptions underlying Identiv’s calculation of potential total addressable market, including the accuracy of third party data; the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement; potential litigation relating to the transaction and the effects of any outcome related thereto; the ability of each party to consummate the transaction on a timely basis, or at all; the failure of the transaction to close for any reason; any purchase price adjustments to the amount of proceeds from the transaction; risks that the transaction disrupts current business, plans and operations of Identiv or its business prospects; diversion of management’s attention from Identiv’s ongoing business; the ability of Identiv to retain and hire key personnel; the effect of the change in management following the completion of the transaction; competitive responses to the transaction; costs, fees or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; Identiv’s ability to continue the momentum in its business; Identiv’s ability to successfully execute its business strategy; Identiv’s ability to satisfy customer demand and expectations; the loss of customers, suppliers or partners; the success of Identiv’s products and strategic partnerships; industry trends and seasonality; the impact of macroeconomic conditions and customer demand, inflation and increases in prices; and the other factors discussed in its periodic reports, including its Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent reports filed with the U.S. Securities and Exchange Commission (the “SEC”). All forward-looking statements are based on information available to Identiv on the date of this presentation, and Identiv assumes no obligation to update such statements. 2

Safe Harbor Additional Information and Where to Find It Identiv intends to file with the SEC a proxy statement on Schedule 14A with respect to its solicitation of proxies for approval of the transaction (the “Proxy Statement”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY IDENTIV AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Identiv free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Identiv are also available free of charge in the “Investors—Financials” section of Identiv’s website at identiv.com/investors/financials. Participants in the Solicitation Identiv, its directors, director nominees, certain of its officers, and other members of management and employees (as set forth below) are or may be deemed to be “participants” (each a “Participant” and collectively, the “Participants”) in the solicitation of proxies from stockholders of Identiv in connection with the transactions contemplated by the agreement. Information about Identiv’s executive officers and directors, including compensation, is set forth in the sections entitled “Election of Directions,” “Executive Compensation,” including “Executive Compensation—Compensation Discussion and Analysis,” and “Corporate Governance— Compensation of Directors” of Identiv’s definitive proxy statement for its 2023 Annual Meeting of Stockholders, filed with the SEC on April 28, 2023 (the “2023 Proxy Statement”), as well as its Current Reports on Form 8-K filed with the SEC on April 13, 2023 and October 11, 2023. As of March 31, 2024, each Participant, other than Gary Kremen and James E. Ousley, set forth below beneficially owned less than 1% of Identiv’s issued and outstanding common stock. Information about the ownership of common stock by Identiv’s executive officers and directors is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of the 2023 Proxy Statement. To the extent holdings by the directors and executive officers of Identiv securities reported in the 2023 Proxy Statement have changed, such changes have been reflected in Form 4s filed with the SEC as set forth next to such executive officer’s or director’s name below. Any further changes will be reflected in Forms 3, 4 or 5 to be filed with the SEC, as well as the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive Proxy Statement, and other materials to be filed with the SEC. All these documents are or will be available free of charge at the SEC’s website at www.sec.gov and in the “Investors—Financials” section of Identiv’s website at identiv.com/investors/financials. 3

Safe Harbor Participants in the Solicitation, continued * The business address is 2201 Walnut Avenue, Suite 100, Fremont, California 94538. ^ Excludes Steven Humphreys,Identiv’s Chief Executive Officer, who is listed under“Certain Officers and Other Employees.” In addition, each of Bleichroeder LP and Bleichroeder Holdings LLC (together, “Bleichroeder”) is or may be deemed to be a “participant” in the solicitation of proxies from stockholders of Identiv in connection with the transactions contemplated by the agreement. Information about the ownership of securities of Bleichroeder is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of the 2023 Proxy Statement and Amendment No. 1 to the Schedule 13D filed by Bleichroeder on October 23, 2023. Any further changes will be reflected in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive Proxy Statement, and other materials to be filed with the SEC. 4

Executive Summary • Definitive Asset Purchase Agreement with Vitaprotech • World-class leadership team with relevant sector expertise • “New” Identiv: • Multiplying number of high value-add IoT solutions • Digital healthcare applications expanding • Strengthened focus on the core strategy of IoT business • Capital to pursue organic and inorganic growth opportunities* • Transaction expected to close** in Q3 2024 *Post-closing 5 **Upon closing, subject to regulatory and stockholder approvals and customary closing conditions

Transaction Details • Identiv has entered into a definitive asset purchase agreement to sell its physical security, access card, and identity reader operations and assets • Approx. 32% of Identiv FY 2023 assets are being sold*, reflecting 63% of FY 2023 revenue • Gross proceeds to Identiv are approx. $145 million** in cash • Current CEO to join Buyer at closing; President, IoT to become new CEO • Transaction Services Agreement for up to 18 months post-close • Transaction expected to close in Q3 2024, subject to regulatory and stockholder approvals and customary closing conditions *Does not include associated goodwill and intangible assets representing approx. 10% of FY 2023 assets. **Upon closing, subject to approvals and customary closing conditions. Purchase price subject to customary adjustments set forth 6 in the Asset Purchase Agreement.

The “New” Identiv – Vision and Mission Everything Connected Create an Ecosystem of Interconnected Data by Digitally Transforming any Product 7

Identiv IoT Leadership Team Justin Scarpulla Chief Financial Officer Kirsten Newquist Dr. Manfred Mueller President, IoT Solutions* Chief Strategy Officer ➔ 25+ years’ experience in strategy, product management, business development, and global sales and marketing Amir Khoshniyati ➔ 17 years at Avery-Dennison Corporation, Executive Vice President most recently Global Vice President, Avery Dennison Smartrac. Previously the VP/GM of Avery Dennison Medical ➔ To become CEO upon transaction closing B.Y. Koh Executive Vice President 8 *Expected start date April 15, 2024

Identiv Board and Advisory Team* Dr. Richard Kuntz James Ousley Chairman of the Board Board Director Global CEO Roles / Private Equity Healthcare / Medtronic Gary Kremen Laura Angelini Board Director Board Director Tech Entrepreneur / Software Healthcare / Johnson & Johnson Michel Combes Manfred Rietzler Board Advisor Board Advisor Global CEO Roles / Private Equity RFID Industry Trailblazer 9 *Post-closing

Specialty IoT Market Opportunity Healthcare applications in development Overall RFID TAM: $24 Billion by 2033* Medtech (Medical Devices) Example Use Case Addressable Markets ➔ Auto-injectors (syringes) Highlights the potential opportunity in strategic healthcare end markets ➔ Intelligent Devices: Any kind of digitized recognition of connection point. Validation of devices. 16.0B Syringes Worldwide** $4.8B ➔ Blood test assays / testing kits Pharmaceuticals 5.0B Prescriptions USA*** $0.7B ® ➔ Spoken Rx ➔ Pill pack *Source: IDTechEx; projected RFID market to reach USD $24 Billion by 2033 **Source: NY Times, 2021 ***Statista; projected prescriptions market to reach 4.98 Billion units by 2025 10

Market Use Cases Pharma & Healthcare Industrial Smart Packaging Speciality Retail ➔ Improved Inventory ➔ Consumer Engagement➔ Consumer Engagement ➔ Patient Safety Management➔ Product Authentication➔ Product Authentication ➔ Intelligent Supply Chains ➔ Increased Operational ➔ Tamper-Proof Bottles➔ Enhanced Sustainability ➔ Impacting Our Planet Efficiency➔ Supply Chain Management➔ Smart Supply Chain ➔ Compliance ➔ Enhanced Supply Chain➔ Digital Product Passports ➔ Remote Care ➔ Streamlined Logistics ➔ Enabling self-management of treatments Data and Analytics 11

Secure Accessibility: Data available as needed Digitization Journey* 6 via Device & Product Data Relay: Data gets provided to Physician 5 and Insurance for records Data and Analytics in the Cloud Compliance: Data Is provided to Patient 4 with drug information Authentication: 3 Validate product is authentic Digitization: 2 Deploy Tag into Product Enablement: 1 Encode tag with product information *Illustrative 12

Everything Connected Prototype Pilot / Controlled Runs Production Designing / Developing (NRE) Ecosystem of Interconnected Data by Digitally Transforming any Product Converting Data and Software Deployment Encoding Analytics Services Expansion Targets 13

Summary and Next Steps • Strengthened focus on the core strategy of IoT business • Pipeline and development of high value-add opportunities • Implement software and services (data analytics) strategy • Marketing and rebranding for Identiv IoT • Enhanced teams in sales, product, engineering, and operations • Accelerated transition to lower-cost production facilities • Capital to pursue organic and inorganic opportunities 14

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